EXHIBIT 32.2

VIKING INVESTMENST GROUP, INC.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Viking Investments Group, Inc. (the Company) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Guangfang Yang, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2016	By:	/s/ Guangfang Yang
Guangfang Yang
Principal Financial and Accounting Officer